UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Immunocore Holdings plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-39992	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Park Drive, Milton Park Abingdon, Oxfordshire, United Kingdom	OX14 4RY
(Address of principal executive offices)	(Zip Code)
+44 1235 438600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	IMCR	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.002 per share*	*	The Nasdaq Stock Market LLC
* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, Immunocore Holdings plc (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “AGM”). The shareholders considered the thirteen resolutions set forth below, each of which were voted on and duly passed on a poll at the AGM. Each resolution is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2025 (the “Proxy Statement”). Set forth below are the results, including the number of votes cast for, against and abstentions, with respect to each of the resolutions submitted for a vote of the shareholders at the AGM. An abstention is not a vote in law and is not counted in the calculation of the proportion of the votes for or against a particular resolution.

Ordinary Resolutions

Resolution 1: To re-appoint as a director of the Company Roy S. Herbst, M.D., Ph.D. The votes were cast as follows:

For	Against	Abstain
17,255,595	15,487,732	3,093

Resolution 2: To re-appoint as a director of the Company Ranjeev Krishana. The votes were cast as follows:

For	Against	Abstain
32,271,306	472,025	3,089

Resolution 3: To re-appoint as a director of the Company Professor Sir Peter Ratcliffe. The votes were cast as follows:

For	Against	Abstain
30,325,673	2,417,658	3,089

Resolution 4: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain
27,835,046	4,908,015	3,359

Resolution 5: To ratify the appointment of Deloitte LLP, a limited liability partnership organized under the laws of England, as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2025. The votes were cast as follows:

For	Against	Abstain
32,742,156	1,528	2,736

Resolution 6: To re-appoint Deloitte LLP, a limited liability partnership organized under the laws of England, as the Company’s U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders. The votes were cast as follows:

For	Against	Abstain
32,742,175	1,499	2,746

Resolution 7: To authorize the audit committee to determine the U.K. statutory auditors’ remuneration for the year ending December 31, 2025. The votes were cast as follows:

For	Against	Abstain
32,741,579	2,105	2,736

Resolution 8: To receive and adopt the U.K. statutory annual accounts and reports for the year ended December 31, 2024 (the “2024 U.K. Annual Report”). The votes were cast as follows:

For	Against	Abstain
32,741,647	1,496	3,277

Resolution 9: To approve the directors’ remuneration report for the year ended December 31, 2024, which is set forth as Annex A to the Proxy Statement and on pages 22 to 49 of the 2024 U.K. Annual Report (excluding the directors’ remuneration policy set out on pages A-5 to A-15 of Annex A to the Proxy Statement). The votes were cast as follows:

For	Against	Abstain
27,889,930	4,853,106	3,384

Resolution 10: To approve the directors’ remuneration policy, which is set forth on pages A-5 to A-15 of Annex A to the Proxy Statement. The votes were cast as follows:

For	Against	Abstain
27,915,127	4,827,905	3,388

Resolution 11: To authorize the Company to make political donations/incur political expenditure. The votes were cast as follows:

For	Against	Abstain
32,687,765	5,741	52,914

Resolution 12: To authorize the directors of the Company to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of £150,000 for a period expiring on May 14, 2030. The votes were cast as follows:

For	Against	Abstain
27,948,884	4,793,177	4,359

Special Resolution

Resolution 13: To empower the directors of the Company to allot equity securities for cash pursuant to the general authority conferred on them by resolution 12. The votes were cast as follows:

For	Against	Abstain
27,949,563	4,792,794	4,063

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCORE HOLDINGS PLC

Dated: May 15, 2025	By:	/s/ Bahija Jallal, Ph.D.
		Name:	Bahija Jallal, Ph.D.
		Title:	Chief Executive Officer